UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 2017

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 12, 2017, MagneGas Corporation (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with one or more investors identified on the signature pages thereto (“Investors”) attached hereto as Exhibit 10.1. Under the terms of the SPA, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company Series C Convertible Preferred Stock (“Preferred Shares”), Series C Convertible Preferred Warrants (“Preferred Warrants”) and Common Stock Purchase Warrants (“Common Stock Warrants”) (collectively, the “Transaction Securities”) as set forth on the Schedule of Buyers attached to the SPA and Schedule II of the Preferred Warrants, for a total gross purchase price of up to $25,000,000 (the “Offering”). At the initial closing under the SPA, the Company will issue a total of 75 Preferred Shares at a purchase price of $900 per share. The Preferred Warrants will be exercisable for a total of 24,925 Preferred Shares at an exercise price of $900 per share. The Preferred Shares have an initial conversion price of $3.00 and will be initially convertible into an aggregate of 8,333,334 shares of common stock. The Common Stock Warrants will be exercisable for 2,916,667 shares of common stock, representing thirty-five percent (35%) of the total number of shares of common stock initially issuable upon conversion of the Preferred Shares. The exercise price of the Common Stock Warrants is $3.00 per share.

The Company obtained the written consent of the holders of a majority of its outstanding voting securities approving the terms of the Offering and the issuance of the Transaction Securities, including the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Offering, in accordance with Nasdaq Listing Rule 5635. The Company is also required to file with the Securities and Exchange Commission, and mail to its stockholders, a definitive information statement in compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

The above description of the SPA does not purport to be complete and is qualified in its entirety by the full text of such SPA, which is incorporated herein and attached hereto as Exhibit 10.1.

Series C Convertible Preferred Stock

The Company shall designate a new class of preferred stock as “Series C Convertible Preferred Stock” in the aggregate amount of 25,000 shares. The Preferred Shares will have a stated value of $1,000, with an aggregate value of $25,000,000. At the Closing of the Offering, the Company will issue 75 Preferred Shares, with the remaining 24,925 Preferred Shares underlying the Preferred Warrants.

The holders of Preferred Shares shall be entitled to receive dividends, when and as declared by the Board, from time to time, in its sole discretion. From and after the occurrence of a Triggering Event (as defined in the certificate of designation for the Preferred Shares) until such time as all Triggering Events then outstanding are cured, the holders shall be entitled to receive Dividends at a rate of eighteen percent (18.0%) per annum, which dividends shall be computed on the basis of a 360-day year and twelve 30-day months and shall compound each calendar month.

The initial conversion price of the Preferred Shares is $3.00.

At any time after the occurrence of a Triggering Event the holder may, at its option, convert any Preferred Shares at an Alternate Conversion Price. The “Alternate Conversion Price” means the lower of (A) the applicable conversion price as then in effect and (B) the greater of (x) $0.35 and (y) the lowest of (i) 85% of the VWAP of the common stock as of the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, (ii) 85% of the VWAP of the common stock as of the trading day of the delivery or deemed delivery of the applicable conversion notice and (iii) 85% of the price computed as the quotient of (I) the sum of the VWAP of the common stock for each of the ten (10) trading days with the lowest VWAP of the common stock during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, divided by (II) ten (10).

In lieu of conversion, upon a Triggering Event, the holder may require the Company to redeem all or any of the Preferred Shares at a price equal to the greater of (i) the product of (A) the conversion amount of the Preferred Shares to be redeemed multiplied by (B) a redemption premium of 115% and (ii) the product of (X) the conversion rate with respect to the conversion amount in effect at such time of redemption multiplied by (Y) the product of (1) a redemption premium of 115% multiplied by (2) the greatest closing sale price of the common stock on any trading day during the period commencing on the date immediately preceding such Triggering Event and ending on the date the Company makes the entire redemption payment.

On each applicable Installment Date (as defined in the certificate of designation for the Preferred Shares), provided there has been no Equity Conditions Failure (as defined in the certificate of designation for the Preferred Shares), the Company shall convert the applicable amount of Preferred Shares from each holder into shares of common stock; provided, however, that the Company may, at its option following notice to each holder, redeem such amount of Preferred Shares by paying to each holder the corresponding installment amount in cash. The applicable installment conversion price with respect to a particular date of determination, shall be equal to the lower of (A) the conversion price then in effect and (B) the greater of (x) $0.35 and (y) the lower of (i) 85% of the VWAP of the common stock as of the trading day immediately preceding the applicable Installment Date and (ii) 85% of the quotient of (A) the sum of the VWAP of the common stock for each of the ten (10) trading days with the lowest VWAP of the common stock during the twenty (20) consecutive trading day period ending and including the trading day immediately prior to the applicable Installment Date, divided by (B) ten (10).

If the Company elects to effect an installment redemption in lieu of an installment conversion, in whole or in part, such Preferred Shares shall be redeemed by the Company in cash on the applicable Installment Date in an amount equal to 103% of the applicable installment redemption amount.

In addition to the redemptions described above, at any time no Equity Conditions Failure exists, the Company shall have the right to redeem, in one redemption, up to $10 million of the conversion amount of the Preferred Shares then outstanding. The Preferred Shares subject to redemption at the Company’s option shall be redeemed by the Company in cash at a price equal to 115% of the greater of (i) the conversion amount of the Preferred Shares being redeemed and (ii) the product of (I) the conversion rate with respect to the conversion amount of the Preferred Shares being redeemed multiplied by (II) the greatest closing sale price of the common stock on any trading day during the period commencing on the date immediately preceding such redemption and ending on the trading day immediately prior to the date the Company makes the entire redemption payment.

Series C Convertible Preferred Warrant

The Preferred Warrants will be exercisable for a total of 24,925 shares of Series C Convertible Preferred Stock at an exercise price of $900 per share. Under the terms of the Preferred Warrants, so long as there is no Equity Conditions Failure (as defined in the Preferred Warrants) the Investors will purchase Preferred Warrants from the Company in accordance with Schedule II attached thereto. The Company is obligated at all times to keep reserved for issuance under the Preferred Warrants a number of shares of Series C Convertible Preferred Stock at least equal to 100% of the maximum number of shares as shall be necessary to satisfy the Company’s obligation to issue Series C Convertible Preferred Stock under the Preferred Warrants (without regard to any limitations on exercise).

The above description of the Preferred Warrants does not purport to be complete and is qualified in its entirety by the full text of such the Preferred Warrants, which is incorporated herein attached hereto as Exhibit 10.2.

Common Stock Purchase Warrant

The Common Stock Warrants will be exercisable for 2,916,667 shares of common stock, representing a total number of shares of common stock equal to thirty-five percent (35%) of the total number of shares of common stock initially issuable upon conversion of the Preferred Shares at an exercise price equal to $3.00 per share. The Common Stock Warrants are not exercisable until such time as the requisite shareholder approval as required by Nasdaq Rule 5635 is effective. If at the time of exercise of the Common Stock Warrants a registration statement is not effective (or the prospectus contained therein is not available for use) for the resale by the holder of the Common Stock Warrants that are the subject of the Exercise Notice (as defined in the Common Stock Warrants), then the holder may, in its sole discretion, exercise the Common Stock Warrants in whole or in part and, by means of a cashless exercise. Furthermore, the Company is prevented from effecting the exercise of any portion of the Common Stock Warrants, and the holder shall not have the right to exercise any portion of the Common Stock Warrants, if after giving effect to such exercise, the Holder together with the other Attribution Parties (as defined in the SPA) collectively would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. So long as the Common Stock Warrants remains outstanding, the Company shall at all times keep reserved for issuance a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of common stock under the Common Stock Warrants then outstanding (without regard to any limitations on exercise).

The above description of the Common Stock Warrant does not purport to be complete and is qualified in its entirety by the full text of such the Common Stock Warrant, which is incorporated herein and attached hereto as Exhibit 10.3.

Registration Rights Agreement

The Company will enter into a Registration Rights Agreement (“Registration Rights Agreement”) with the Investors in connection with the SPA attached hereto as Exhibit 10.4. Under the terms of the Registration Rights Agreement, the Company agrees to prepare and file with the SEC, as soon as practicable, but in no event later than the 30th day calendar day after the Closing of the SPA, an initial Registration Statement on Form S-3 covering the Preferred Shares and the shares of common stock underlying the Common Stock Warrants. Additionally, the Registration Rights Agreement includes a minimum number of shares that must be registered on the initial Registration Statement. Furthermore, in the event that Form S-3 is not available for the registration of the registrable securities, the Company will (i) register the registrable securities on Form S-1 or another appropriate form reasonably acceptable to the Investors and (ii) undertake to register the registrable securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering all the registrable securities has been declared effective by the SEC and the prospectus contained therein is available for use.

The above description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of such the Registration Rights Agreement, which is incorporated herein and attached hereto as Exhibit 10.4.

Placement Agent Compensation

Maxim Group, LLC (“Maxim”) acted as the exclusive placement agent for this transaction. The Company agreed to pay Maxim a cash fee payable upon each closing of the Offering (each, a “Closing”) equal to 6.0% of the gross proceeds received by the Company at each Closing (the “Placement Fee”). Additionally, the Company will, at each Closing, grant to Maxim (or its designated affiliates) warrants to purchase common stock (the “Placement Agent Warrants”) in an amount equal to five percent (5.0%) of the shares of common stock issuable upon conversion of the Series C Preferred Stock issued at each such Closing. The Placement Agent Warrants will be exercisable immediately upon issuance and will expire five (5) years after the applicable Closing. The Placement Agent Warrants will be exercisable at a price per share equal to $3.30. The Placement Agent Warrants will not be redeemable. The Placement Agent Warrants may be exercised in whole or in part and shall provide for “cashless” exercise, except in the event the shares of common stock issuable upon exercise of the Placement Agent Warrants are registered for resale, in which case they will provide for “cash” exercise only.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The Transaction Securities and Placement Agent Warrants were offered and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D, Rule 506(b).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the SPA, prior to the closing date of the transaction described in Item 1.01 of this Current Report on Form 8-K, the Company shall file a Certificate of Designation of Series C Convertible Preferred Stock (the "Certificate of Designation") with the Secretary of State for the State of Delaware. The Certificate of Designation shall designate a new class of preferred stock as “Series C Convertible Preferred Stock” in the aggregate amount of 25,000 shares. The Series C Convertible Preferred Stock will have a stated value of $1,000 per share of Series C Convertible Preferred Stock and an initial conversion price equal to $3.00. The Series C Convertible Preferred Stock is not convertible until such time as the requisite shareholder approval as required by Nasdaq Rule 5635 is effective. The summary of the rights, powers, and preferences of the Series C Convertible Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

A copy of the Certificate of Designation is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01	Other Events.

On June 12, 2017, the Company issued a press release announcing the Offering.

A copy of the press release that discusses this matter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Certificate of Designation for Series C Convertible Preferred Stock
10.1	Securities Purchase Agreement dated June 12, 2017, between the Company and the Investors identified therein
10.2	Form of Series C Convertible Preferred Warrant
10.3	Form of Common Stock Warrant
10.4	Form of Registration Rights Agreement
99.1	Press Release, dated June 12, 2017, issued by MagneGas Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2017

MAGNEGAS CORPORATION

/s/ Ermanno Santilli
By: Ermanno Santilli
Its: Chief Executive Officer